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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 19, 2006

                                  NOVELIS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA                 30326
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 19, 2006, Novelis Inc. (the "Company"), disclosed that David Godsell, Vice President, Human Resources and Employee Health and Safety, should have been disclosed as one of the Company's named executive officers in the annual report on Form 10-K and proxy statement. The Company had previously entered into a letter agreement (the "Agreement") with Mr. Godsell on November 10, 2004, regarding the terms of his employment as Vice President, Human Resources and Employee Health and Safety. The Agreement, attached hereto as
Exhibit 10.1, was entered into before the Company was spun-off from Alcan Inc. ("Alcan"), and it outlines the treatment of certain Alcan compensation plans prior to spin-off such as the conversion of his Alcan options, his Alcan bonus for 2004, and his participation in the Alcan Total Shareholder Return Performance Plan. Additionally, under the Agreement, which became effective January 1, 2005, Mr. Godsell was entitled to receive a base salary of $310,000, participation in the Company's short term incentive plan at a target guideline of 55% of base salary, and participation in the Novelis benefit plans and miscellaneous plans (e.g., Flexperks, Auto, and Executive Physical Exams). Finally, the Agreement provides that Mr. Godsell would receive a Change in Control Agreement from Alcan. The Alcan Change in Control was replaced on September 25, 2006 with a new Novelis Change in Control Agreement. Mr. Godsell also received a Recognition Agreement from the Company on September 25, 2006. The terms of Mr. Godsell's Change in Control Agreement and Recognition Agreement were filed in a Form 8-K filed on September 26, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

10.1 Letter Agreement between Novelis Inc. and David Godsell dated as of November 10, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NOVELIS INC.

Date:  October 25, 2006                               By: /s/ Nichole Robinson
                                                          --------------------
                                                          Nichole Robinson
                                                          Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number   Description
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10.1     Letter Agreement between Novelis Inc. and David Godsell dated as of
         November 10, 2004